                                                                    EXHIBIT 10.2

                               SUBLEASE AGREEMENT

1.       PARTIES.

         This Sublease Agreement ("Sublease"), dated August 25, 1997 is made between Thomas Group, Inc. ("Sublessor") and Nelson Communications, Inc. ("Sublessee").

2.       STATEMENT OF FACTS AND MASTER LEASE.

         Thomas Group, Inc. and Keller Carnegie Associates, L.P. entered into a Lease dated January 14, 1992 (the "Lease") covering 4,514 sq. ft. on the second (2nd) floor, A-wing (the "Premises") in the building located at 103 Carnegie Center, West Windsor Township, Mercer County, New Jersey (the "Building"); and on March 20, 1996, Century Plaza Associates whose address is c/o Cali Realty Corporation, 11 Commerce Drive, Cranford, N.J. 07016, succeeded to the interest of Keller Carnegie Associates, L.P. (the "Lessor"). Said Lease is herein referred to as the "Master Lease" and attached hereto as Exhibit "A."

3.       PREMISES.

         Sublessor hereby subleases to Sublessee under the same terms and conditions set forth in the Master Lease except as specifically provided by this Sublease, 4,514 rentable sq. ft. in its as-is condition, known as Suite 202, 103 Carnegie Center, Princeton, New Jersey 08540 ("Premises").

4.       WARRANTY BY SUBLESSOR.

         Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease. Sublessor further represents and warrants to Sublessee as follows: the execution of this Sublease has been authorized by all requisite corporate action, and this Sublease is the valid and binding obligation of Sublessor, enforceable in accordance with its terms.

5.       TERM.

         The Term of this Sublease shall commence on September 1, 1997 ("Commencement Date"), or when Lessor consents to this Sublease (which consent is required under the Master Lease), whichever shall last occur, and end on March 31, 2002 ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease or in accordance with the Master Lease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessee on the commencement of the Term. If for any reason Sublessor does not deliver Possession to Sublessee on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery




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         of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within fifteen (15) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be five (5) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect.

         If Sublessor fails to deliver Possession to Sublessee on or before such effective date, this Sublease shall be cancelled, in which case all consideration previously paid by the Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation.

         If Sublessor permits Sublessee to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of the Sublease, including, without limitation, the payment of rent.

6.       RENT.

         6.1 Minimum Rent. Sublessee shall pay to Sublessor the Minimum Rent of $21.00 per sq. ft. per annum plus tenant electric and all other rents due under Article 4.03, with the additional rent to be paid calculated on a new 1997 operating cost base year and 1997 real estate tax base year, without deduction, setoff, notice or demand at Thomas Group, Inc., Suite 2500, 5215 N. O'Connor Blvd., Irving, Texas 75039 ATTN:
         Mark Collins or at such other place as Sublessor shall designate from time to time by notice to Sublessee, in advance on the first day of each month of the Term. Sublessee shall pay to Sublessor upon execution of this Sublease the sum of Eight Thousand Three Hundred Sixty Nine dollars and seventy one cents ($8,369.71) as rent and electric service for September, 1997, as outlined in Exhibit B (attached). If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial month shall be prorated on a per diem basis.

7. Sublessor conveys to Sublessee all rights it has under the Master Lease except that Sublessor shall be under no obligation to renew the Master Lease after March 31, 2002.

8.       SECURITY DEPOSIT.

         Sublessee shall deposit with Sublessor upon execution of the Sublease the sum of one month's base rent ($7,899.50) plus one month's tenant electric service ($470.21) totaling $8,369.71 as security for Sublessee's faithful performance of Sublessee's obligations hereunder ("Security Deposit"). If Sublessee fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any sum for which Sublessor may become obligated by reason of Sublessee's default of breach, or for any loss or damage sustained by




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         Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten
         (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within thirty (30) days after the Term has expired, or Sublessee has vacated the Premises, or final adjustment has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest hereunder.

9.       USE OF PREMISES.

         The premises shall be used and occupied only for that use as specified in the Master Lease (general office uses) and no other purposes.

10.      ASSIGNMENT AND SUBLETTING.

         Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor and the prior written consent of Lessor. Notwithstanding anything in this Sublease or the Master Lease to the contrary, Sublessee may, without Sublessor's or Lessor's consent, assign or convey this Sublease (or further sublet) to any corporation into or with which Sublessee may be merged or consolidated or which acquires all or substantially all of Sublessee's assets or to any corporation which is a parent, subsidiary or affiliate or successor in interest of Sublessee. Said occupancy of the Premises by any subsidiary or affiliated entity of Sublessee shall not constitute an assignment or subletting provided that the Sublessee provides written notice to Sublessor of Sublessee's intent to alter its occupancy and that the proposed use of the Premises is not a prohibited use nor one which violates any provisions of the Master Lease or the rules and regulations attached thereto. It is further expressly understood and agreed that throughout the term of this Sublease and regardless of which subsidiary or affiliate of Sublessee occupies the Premises, Sublessee will continue to be primarily liable to perform all of the obligations imposed by this Sublease.

11.      INDEMNIFICATION.

         Sublessee shall not do or permit to be done any act or thing which will constitute a breach or violation of any of the terms, covenants, conditions or provisions of the Master Lease. Sublessee will defend, indemnify and hold harmless Sublessor and/or Lessor from and against all losses, costs, damages, expenses and liabilities, including but not limited to reasonable attorneys' fees, which Sublessor and/or Lessor may incur or pay out by reason of any injuries or death to persons or damage to property occurring in, on or about the Premises during the term of the Sublease or by reason of any breach or default hereunder on Sublessee's part, or by reason of any work done in or to the Premises during term of Sublease or any act or negligence on the part of Sublessee, its agents, employees, guests, invitees and contractors. Sublessee shall in no case have any rights in respect of the Premises greater than Sublessor's rights under Master Lease, and Sublessor shall have no liability to Sublessee for any matter whatsoever for which Sublessor does not have at least coextensive rights as Lessee, against the Landlord under the Master Lease. Notwithstanding the foregoing, this section shall not reduce or minimize Sublessor's obligations under the Master Lease. Sublessor will defend, indemnify and hold harmless Sublessee from and against all losses, costs, damages, expenses and liabilities, including but not limited to reasonable attorneys' fees, which Sublessee may incur or pay out by reason of any inquiries or death to persons or damage to property occurring in, on or about the Premises prior to the term of this Sublease, or by reason of any breach or default hereunder on Sublessor's part.

12.      LIABILITY INSURANCE.

         Sublessee covenants to provide in the form of an insurance certificate on or before the Commencement Date and to keep in force during the Term hereof a comprehensive general liability policy, including personal injury, property damage (including broad form


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         property damage, explosion, and collapse) and loss of use of property of others, applicable to the Premises, with a combined single limit per person and per accident of not less than One Million Dollars ($1,000,000.00). Such policy which shall name Sublessor and Landlord as additional insureds, is to be written by insurance companies licensed to do business in the State of New Jersey. Prior to the time such insurance is first required to be carried by Sublessee, and thereafter, at least fifteen (15) days prior to the expiration of any such policy, Sublessee agrees to deliver to Sublessor either a duplicate original of the aforesaid policy or a certificate containing an endorsement that such insurance may not be cancelled or materially changed except upon ten (10) days' notice to Sublessor, together with evidence of payment of the premium. Sublessee's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder entitling Sublessor to exercise any or all of the remedies as provided in the Sublease in the event of Sublessee's default. Notwithstanding anything to the contrary contained in this Sublease, the carrying of insurance by Sublessee in compliance with this paragraph shall not modify, reduce, limit or impair Sublessee's obligations and liability under paragraph 11 hereof.

         Provisions of this section should not reduce or limit Sublessor's insurance obligations under the Master Lease.

13.      OTHER PROVISIONS OF SUBLEASE.

         All applicable terms and conditions of the Master Lease other than those obligations related to Minimum Rent, Additional Rent, Security Deposit and Sublessee's assignment rights contained in this Sublease are incorporated into and made a part of this Sublease as if Sublessor were the Lessor thereunder and Sublessee were the Lessee thereunder, and the Premises were the Master Premises, and except to the extent that the terms of this Sublease and the Master Lease (other than those obligations related to Minimum Rent, Additional Rent, Security Deposit and Sublessee's assignment rights contained in this Sublease) are inconsistent, the Master Lease shall control.

         Sublessee assumes and agrees to perform the obligations of the Tenant under the Master Lease during the Term to the extent that such obligations are applicable to the Premises. Sublessee and Sublessor shall not commit or suffer any act or omission




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         that will violate any of the provisions of the Master Lease. Sublessor shall exercise due diligence in attempting to cause Lessor to Perform its obligations under the Master Lease for the benefit of Sublessee. Sublessor shall provide to Sublessee copies of all notices it receives from the Lessor, within three (3) business days of receipt. If Lessor issues a notice of default, Sublessee shall be entitled to cure such default, and shall be entitled to reimbursement for costs and expenses incurred in curing the default, to the extent the default was caused by Sublessor. In the event Sublessor is in default under the Master Lease or this Sublease and such default is not timely cured, then in such event Sublessee shall have the right to immediately terminate this Sublease by written notice to such effect. Sublessor covenants that it shall immediately send to Sublessee, any notices of default under the Master Lease received by Sublessor. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for all damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises of the building or project of which the Master Premises are a part, the exercise of such right by Sublessee shall not constitute a default or breach hereunder.

         Sublessor agrees to maintain the Master Lease in full force and effect during the term of this Sublease and not to make any changes to the Master Lease which materially affect the Premises without Sublessee's prior written consent. Sublessor further covenants and agrees to comply with the terms of the Master Lease (except to the extent inapplicable because of Sublessee's occupancy of the Premises or as expressly limited or made inapplicable by this Sublease). Sublessor agrees to respond to all reasonable written requests by Sublessee in the event that Lessor shall fail to fulfill its obligations under the Master Lease, provided that such requests by Sublessee are reasonably within the ability of Sublessor to fulfill. In such event Sublessor shall, on behalf of Sublessee, but at Sublessee's sole cost and expense, undertake all actions available to Sublessor, as the tenant under the Master Lease, to have Lessor comply with Lessor's obligations thereunder.

14.      ATTORNEY'S FEES.

         If Sublessor or Sublessee shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

15.      REAL ESTATE BROKERAGE.

         Sublessor shall be responsible for all related real estate brokerage commissions and fees related to this Sublease. Sublessee represents and warrants to Sublessor that no other brokers other than Keller, Dodds & Woodworth, Inc. and The Staubach Company are the brokers with whom Sublessee has negotiated in bringing about this Sublease and Sublessee agrees to indemnify and hold Sublessor and its mortgagee(s) harmless from any and all claims of other brokers and expenses in connection therewith arising out of or in connection with the negotiation of or the entering into


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         this Sublease by Sublessor and Sublessee. In no event shall Sublessor's mortgagee(s) and/or Lessor have any obligation to any broker involved in this transaction.

16.      QUIET POSSESSION.

         Sublessor covenants that upon Sublessee's compliance with the terms and conditions of this Sublease, Sublessee shall and may peacefully and quietly hold and enjoy the Premises for the term provided herein.

17.      TRANSFER OF RECEPTION DESK AND OTHER PROPERTY.

         Sublessor hereby agrees to assign, transfer and convey to Sublessee, as of the Commencement Date, all of Sublessor's right, title and interest in and to the reception desk and all appliances in the Premises, together with the card access system and the existing phone system, to the Sublessee. Concurrently with the Sublessor's execution and delivery of this Sublease, Sublessor shall execute and deliver a bill of sale in form acceptable to Sublessee, conveying all of Sublessor's right, title and interest in the aforementioned property. Sublessor represents and warrants that it has good title for the foregoing property, free and clear of all claims, liens, leases and other encumbrances. It is understood that the transfer of the phone system will be for a sum of $5,000.00 which said payment will be made with the security deposit and first month's rent.

18. The laws of the State of New Jersey shall govern the validity, performance and enforcement of this Sublease.

19.      NOTICE.

         Any notice given pursuant to this Sublease shall be in writing and shall be given by personal service or by United States certified mail, return receipt requested, postage prepaid to the addresses appearing below, or as changed through written notice to the other party. Notice given by personal service shall be deemed effective on the date it is delivered to the addressee, and notice mailed shall be deemed affective on the third day following its placement in the mail addressed as follows:

         Sublessor:        Thomas Group, Inc.
                           5215 N. O'Connor Blvd., Suite 2500
                           Irving, Texas 75039-3714
                           ATTN: President

         Sublessee:        Nelson Communications, Inc.
                           41 Madison Avenue
                           New York, New York 10010
                           ATTN: Chief Executive Officer


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



20. ENTIRE AGREEMENT.

    This Sublease, including all exhibits/attachments hereto, constitutes the entire agreement between the parties and supersedes any prior written or oral representations, understandings, discussions or agreements between the parties with respect to the subject matter of this Agreement. All amendment to this Sublease must be in an instrument in writing signed by an authorized officer of each of Sublessor and Sublessee.

Date: 8/25/97                             Date: 8/15/97

Sublessor: Thomas Group, Inc.             Sublessee: Nelson Communications, Inc.

By:  /s/John L. Eaton                     By:  /s/ Blanca Stephens

Title: Vice President                     Title: EVP HR/Operations


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
                                   EXHIBIT "B"

                                              September 1997 Invoice

9/1/97            September 1997 Rent                $7,899.50
9/1/97            Electric                              470.21

                                                     ---------
                  TOTAL DUE                          $8,369.71
                                                     =========

                                  BILL OF SALE

In consideration of the delivery by Nelson Communications, Inc. ("Buyer") to Thomas Group, Inc. ("Seller") of a check in the amount of Five Thousand Dollars ($5,000.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby GRANT, SELL, ASSIGN AND CONVEY to Buyer, all of Seller's right, title and interest in and to all of the following items of property:

1. Certain assets of Seller reflected in the listing attached as Exhibit A.

         IN WITNESS WHEREOF, Seller has executed this Bill of Sale this 25th day of August, 1997.

                                                   THOMAS GROUP, INC.

                                                   By:  /s/ John L. Eaton
                                                   John L. Eaton, Vice President

                                    EXHIBIT A
                            ---------PROPERTY LISTING

Certain personal property located at Suite 202, 103 Carnegie Center, in Princeton, New Jersey:

-        reception desk

-        miscellaneous appliances

-        card access security system

- phone system, including PBX, associated wiring and telephones (having the following Thomas Group asset numbers: 100338, 100340, 100345, 100679, 100738)

                               CONSENT TO SUBLEASE

The undersigned, CENTURY PLAZA ASSOCIATES, as successor-in-interest to Keller Carnegie Associates, L.P., ("Landlord") owner and landlord of approximately 4,514 square feet ("Premises") leased by THOMAS GROUP, INC. ("Tenant" or "Sublandlord"), and located at 103 CARNEGIE CENTER, PRINCETON, NEW JERSEY 08540 ("Building") under a certain lease entered into between Landlord and Tenant dated January 14, 1992 (the "Lease") hereby consents to the sublease of said Premises to NELSON COMMUNICATIONS, INC. ("Subtenant") for use and occupancy of the Premises only for the same use as permitted under the Lease and for no other purpose or use whatsoever, without the written consent of the Landlord, under penalty of termination of the Lease, at the option of the Landlord; in consideration for the assumption of all tenant obligations thereunder by Subtenant and in further consideration of the continuing obligation of Tenant under the Lease. Neither this consent nor the collection of rent from said Subtenant shall be deemed a waiver or relinquishment in the future for any rights the Landlord may have under said Lease concerning any other or further assignment or subletting, nor shall the acceptance of said Subtenant be construed as releasing Tenant from the full performance of the provisions and obligations under the Lease or any defaults of the Tenant under the Lease. Landlord's consent herein shall not, in any way, be construed as a consent or endorsement of any sublease provisions.

Tenant and Subtenant represent, warrant and agree to indemnify and hold Landlord, all affiliated company and its mortgagee(s) harmless from any and all claims of my brokers and expenses in connection therewith arising out of or in connection with the negotiation of or the entering into the Sublease by Tenant and Subtenant.

Tenant represents, warrants and covenants that Landlord is not in default of the Lease.

This consent shall be still and void unless the SUBLEASE AGREEMENT annexed hereto and this CONSENT TO SUBLEASE is signed by the Tenant, as Sublandlord, and the Subtenant, and delivery of original documents to this Landlord.

CENTURY PLAZA ASSOCIATES,
LANDLORD

BY: Cali Sub IV, Inc., Managing General Partner

BY:  /s/ James G. Nugent
            James G. Nugent
            Vice President - Leasing

THOMAS GROUP, INC.,
SUBLANDLORD and TENANT

BY:  /s/ John L. Eaton


ITS: Vice President

NELSON COMMUNICATIONS, INC.
SUBTENANT

BY:  /s/ Blanca Stephens

ITS: EVP HR/Operation

                                      LEASE
                                      -----

         THIS LEASE, dated this 14th day of January, 1992, by and between Keller Carnegie Associates, a New Jersey limited partnership, having an office at 103 Carnegie Center, Princeton, New Jersey 08540, hereinafter referred to as "Landlord", and Thomas Group, Inc., a Delaware corporation, having an office at Suite 2500, 5215 N. O'Connor Blvd., Irving, Texas 75039, hereinafter referred to as "Tenant".

                                   WITNESSETH
                                   ----------

ARTICLE 1 - DEMISE:1.01 - That in consideration of the rents and covenants herein set forth, Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, premises containing approximately 4,514 sq. ft. (hereinafter called "Premises"), as shown outlined in red on Exhibit "A-1", a copy of which is attached hereto, located on the 2nd floor, A-Wing, in the office building located at 103 Carnegie Center, Princeton, New Jersey 08540, in the Township of West Windsor, County of Mercer, State of New Jersey (hereinafter called "Building") which is situated on that certain parcel of land (said parcel of land together with the Premises, Building and all other improvements located thereon, including the Common Area, are hereinafter referred to as the "Parcel") more particularly described in Exhibit "A-2" attached hereto. The gross rentable area of the Building is approximately 95,155 square feet and the Premises constitutes approximately 4.74% (hereinafter called "Tenant's Percentage") of said gross rentable area. This Lease shall be for the term, upon the rentals and subject to the terms and conditions set forth in this Lease and the Exhibits attached hereto.

ARTICLE 2 - TERM

2.01 - The term of this Lease shall commence on (hereinafter called "Commencement Date"), the earliest to occur of (i) March 15, 1992, provided the entire Premises are "ready for occupancy" (as that term is defined in Article 3
- Improvements), (ii) fifteen (15) days after the mailing of notice by Landlord to Tenant that the Premises are "ready for occupancy", or (iii) actual possession (as hereinafter defined in Section 3.05) of the Premises by Tenant. The term shall be for a period of ten (10) years plus the part of a month, if any, from the Commencement Date to the last day of the month in which the Commencement Date occurs. If the entire Premises are not "ready for occupancy" by eighteen (18) months from the date of execution of this Lease and Tenant shall not have taken actual possession of any part thereof, Tenant shall have the right to cancel this Lease by written notice to Landlord.

2.02 - As soon as the Commencement Date hereof has been determined, a memorandum will be signed by the Landlord and Tenant setting forth actual commencement and expiration dates of the term of this Lease and certifying that the Premises are ready for occupancy and Tenant has accepted the Premises, and that this memorandum will be in the form of Exhibit "B", attached hereto and made a part hereof.




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2.03 - Anything to the contrary notwithstanding Tenant shall have the right to occupy a portion of the premises prior to the finishing of the entire space, at a pro-rated rental, subject to the provisions of Section 3.05 hereof.

ARTICLE 3 - IMPROVEMENTS

3.01 - The parties have initialled Outline Specifications, Building Standard Workletter and Standard Allowance for Credits and Extras identified collectively as Exhibit "C", a copy of which is attached hereto, describing improvements to be provided and installed by Landlord at its expense, and Landlord agrees to perform the work and make the installations in the Premises which are set forth in Exhibit "C". The premises will be considered as "ready for occupancy" on the date on which Landlord shall have substantially completed all work to be performed by Landlord pursuant to Exhibit "C", and upon the receipt of Certificate of Occupancy.

3.02 - Within twenty (20) days of the execution of this Lease, Tenant shall submit to Landlord a plan for the Premises (hereinafter referred to as "Tenant's Plan") containing all designations and selections required to be made by Tenant in connection with Landlord's installations pursuant to Exhibit "C".

3.03 - Landlord shall prepare the Premises for Tenant in accordance with Tenant's Plan and the provisions of this Article 3, and Landlord's general contractor shall schedule the performance of said work in such a manner as it considers proper for the rapid completion thereof. Tenant may, at its own expense, select and employ its own contractors for finishing work, such as carpeting, cabinet work, millwork, draperies, installation of special equipment or decorations (hereinafter called "Tenant's Work"), provided (i) Tenant advises Landlord in writing of its intention to do so prior to commencement of any such work, and (ii) the contractors and sub-contractors employed by Tenant shall have been previously approved by Landlord, and it is hereby agreed and understood that Tenant shall not employ any contractor while, in Landlord's reasonable opinion, may prejudice Landlord's negotiations or relationship with Landlord's contractors or sub-contractors or as may disturb harmonious labor relations. In no event shall any contractors and subcontractors performing Tenant's Work file any mechanics lien against the Building and /or Parcel of Landlord, and Tenant hereby protects, defends, indemnifies and saves Landlord harmless of and from any damages, costs or expenses incurred by Landlord in connection with such mechanics liens.

         Tenant and its contractor shall be responsible for transportation, safekeeping and storage of materials and equipment used in the performance of Tenant's Work and for the removal of waste and debris resulting from the performance of Tenant's Work and Landlord shall not be responsible for, but will cooperative with Tenant, in the coordination of work of Landlord's contractors with the work of Tenant's contractors. Without specific charge being made therefore, Landlord shall allow Tenant and its contractors during normal working hours to use utilities, to the extent available, as may be reasonably required in the Premises for the performance of Tenant's Work. Prior to commencement of Tenant's Work, Tenant shall obtain and maintain, at its expense, Worker's Compensation and Bodily Injury and Property Damage Public Liability Insurance and so called "Builder's Risk" insurance (all such insurance shall conform to the requirements of Article 11 hereof) and shall submit Certificates as evidence thereof to Landlord.

3.04 - Landlord shall afford Tenant access to the Premises, at reasonable times prior to the Commencement Date and at Tenant's sole risk and expense, for the purposes of making preparations for and performing or inspecting the performance of Tenant's Work. Access for such purposes shall not be deemed to constitute possession or occupancy. Tenant will not store building materials, equipment, or machinery outside the Premises except with prior written consent of the Landlord, and if such consent is given, such storage is to be done in a manner so as to cause as little inconvenience to the Landlord, other tenants, their employees, invitees and visitors, and as little interference with their business pursuits as is reasonable possible.

3.05 - If the whole of the Premises shall not be ready for occupancy at approximately the same time, Tenant may, with the written consent of Landlord, take possession of any part or parts of the Premises before the Commencement Date, provided that a Certificate of Occupancy shall have been obtained for the part or parts of the Premises in respect of which Tenant desires to take possession. Tenant shall be deemed to have taken possession of a part of the Premises (herein called "actual possession") when any personnel of Tenant or anyone claiming under or through Tenant shall first occupy such part for the conduct of business. Tenant's actual possession of any part or parts of the Premises prior to the

Commencement Date shall be subject to all of the obligations of this Lease, including the payment of rent, except that Landlord shall reasonably apportion the rent to the rentable area of each such part, pro-rated from the date of taking actual possession, which shall be payable at the end of each calendar month preceding the Commencement Date.

3.06 - Landlord will provide a building standard workletter to have a dollar value not to exceed $50,000.00.

ARTICLE 4 - RENT

4.01 - Landlord reserves and Tenant covenants to pay to Landlord without demand, setoff or abatement at 103 Carnegie Center, Princeton, New Jersey 08540, or at such other place as may hereafter be designated in writing by Landlord, on the days and in the manner herein prescribed for the payment thereof guaranteed minimum rent and additional rent for the Premises as set forth in this Article 4 and Article 6.

4.02 - Tenant covenants to pay a fixed guaranteed minimum annual rent (hereinafter called "Minimum Rent") of $97,051.00 per annum for years 1 through 5 of the Lease, payable in equal monthly installments of $8,087.58 and $108,336.00 per annum for years 6 through 10 of the Lease, payable in equal monthly installments of $9,028.00, in advance on the first day of the month throughout the term of this Lease, commencing on the Commencement Date. Minimum Rent for a period of less than one calendar month shall be pro-rated.

4.03 - In addition to the Minimum Rent stipulated herein, Tenant covenants and agrees to pay to Landlord as additional rent (hereinafter called "Additional Rent") all other sums and charges which are, pursuant to the terms of this Lease, to be paid by the Tenant. Except as otherwise specifically provided in this Lease, Additional Rent shall be due and payable on the first day of the month but not less than ten (10) days following the date on which Tenant is given notice of Additional Rent due.

4.04 - The term "lease year" means each twelve (12) month period during the term hereof, the first lease year being the period beginning on the date when the first monthly installment of Minimum Rent is to be paid in advance and ending at the conclusion of that twelve (12) month period. The last lease year means the period beginning on the first day of the twelve (12) month period at the end of which this Lease expires and ending on the date that this Lease shall terminate.

4.05 - In the event Tenant shall fail to pay Minimum Rent and/or Additional Rent when due, then, in addition to the Landlord's rights as contained in Article 20 hereof, interest shall accrue thereon at a fluctuating per annum rate equal to the sum of the prime rate of Bankers Trust Company plus two (2) percentage points from the tenth day after the due date to the date of payment.

4.06 - If at the expiration of the initial term, this Lease shall then be in full force and effect and the Tenant shall have fully performed all of the terms and conditions hereof, the Tenant shall have an option to extend this Lease for one term of five (5) years upon the same terms and conditions except that the Minimum Rent reserved under Section 4.02, shall be an amount equal to $108,336.00, increased by a percentage amount equal to one hundred percent (100%) of the percentage increase in the "All Items" Index for the New York - Northeastern, New Jersey Area of the "Consumer Price Index for all Urban Consumers" (Revised CPI-U) (1967=100) published by the Bureau of Labor Statistics of the U.S. Dept. of Labor as of the commencement of the renewal term over said index as of the first day of the 61st month of the lease. In no event shall the Minimum Rent be less than the Minimum Rent provided in Section 4.02.

         Said option shall be exercisable only by notice in writing pursuant to
Section 26.01 and such notice shall be given not less than nine (9) months prior to the expiration of the initial term.

ARTICLE 5 - USE OF PREMISES

5.01 - Tenant covenants and agrees to continuously use and occupy the entire Premises solely for the purpose of conducting a business office and for no other purpose, and such use and occupancy shall be in compliance with all applicable laws, ordinances, requirements and regulations of any governmental authority having jurisdiction, and also in compliance with Landlord's Rules and Regulations set forth in Exhibit "D" hereto.

5.02 - Tenant acknowledges that there are federal, state and local laws, regulations and guidelines may hereafter be enacted relating to or affecting the Parcel and concerning the impact on the environment of construction, land use, the maintenance and operation of structures, and the conduct of business. Tenant will not cause or permit to be caused, any act or practice, by negligence, omission or otherwise, that would adversely affect the environment or that would violate any of said laws, regulations or guidelines. Any violation of this covenant shall be an event of default pursuant to Article 20 hereof. Tenant shall have no claim against Landlord by reason of any changes that Landlord may make in the Premises and/or Parcel pursuant to said laws, regulations and guidelines.

5.03 - It is understood and agreed that Tenant shall not place a load on any floor of the Premises exceeding a floor load which such floor was designed to carry and which is allowed by law, landlord reserves the right to prescribe the weight and position of all safes and vaults which must be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by the Tenant at Tenant's expense in settings sufficient in the Landlord's judgment to absorb and prevent vibrations, noise and annoyance.

5.04 - Tenant further covenants that it will cause all goods and supplies to be delivered and/or removed by way of such entrances and exists as may be designated for Tenant's use by the Landlord, which shall be used by Tenant in common with other tenants during such hours reasonably designated by the Landlord and subject to such other rules and regulations which may be established by Landlord.

5.05 - Tenant shall not place any obstructions, refuse or debris of any kind which would tend to obstruct the hallway areas in front of or around the Premises. subject to Landlord's obligation to clean and remove waste as in Exhibit "E", Tenant shall keep the Premises in a neat and clean condition, and shall cause all garbage and refuse to be removed by way of such exits as may from time to time be so designated by the Landlord.

5.06 - Tenant shall not suffer or permit the Premises, or any part thereof to be used in any manner which would in any way, (i) violate any of the provisions of any grant, Lease or mortgage to which this Lease is subordinate, provided that any such provision is not inconsistent with the rights acquired by Tenant under this Lease, (ii) violate any laws or requirements of public authorities, (iii) make void or voidable any fire or liability insurance policy then in force with respect to the Parcel, (iv) make unobtainable or extraordinarily difficult to obtain from reputable insurance companies authorized to business in New Jersey at standard rates any fire insurance with extended coverage, or liability, elevator or boiler or other insurance which may be furnished by Landlord under the terms of any Lease or any mortgage to which this Lease is subordinate, (v) cause physical damage to the Parcel or any part thereof, or constitute a nuisance therein, (vi) impair the appearance, character or reputation of the Parcel, (vii) discharge objectionable fumes, vapors or odors into the Building air conditioning system or flues or vents not designed to receive them, or
(viii) impair or interfere with any of the Building services or the proper and economic cleaning, heating, air conditioning, ventilating or other servicing of the Building or the Premises or impair or interfere with the use of the Building by, or occasion discomfort, annoyance or inconvenience to Landlord or any of the other Tenants of the Building. The provisions of this Section 5.06 and the application thereof, shall not be deemed to be limited in any way to or by the provisions of any of the articles of this Lease or any of the Rules and Regulations referred to in this Lease except as may herein be expressly otherwise provided.

5.07 - If any governmental license or permit, other than a Certificate of Occupancy, shall be required for the proper and lawful conduct of Tenant's business in the premises, or any part thereof, then Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and Tenant shall at all times comply with the terms and conditions of each such license or permit.

5.08 - Tenant's Standard Industrial Classification Number is 8742. Tenant will immediately notify Landlord of any change in this number during the term of this Lease.

ARTICLE 6 - ADDITIONAL RENT: OPERATION AND MAINTENANCE COSTS, UTILITIES, REAL ESTATE TAXES

6.01 - Landlord shall pay all operating and maintenance costs and expenses incurred in the operation and maintenance of the Parcel reduced by any amounts received from tenants as service charges pursuant to Section 10.01 (a) (hereinafter in this Section 6.01 referred to as "Operation and Maintenance Costs"). For and with respect to each calendar year of the original and any additional term hereof (but pro-rated for any period less than one year), that Operation and Maintenance Costs of the Parcel shall exceed a sum equal to the 1992 per square foot cost of the gross rentable area of the Building. Tenant shall pay additional rent in that amount which is equal to Tenant's Percentage of such excess of such Operation and Maintenance Costs. The Operation and Maintenance Costs shall include the cost and expense to Landlord of the following items:

 (a) All reasonable wages, salaries and fees of all employees and agents for time actually devoted to the management, operation, repair, replacement, maintenance and security (if provided), including taxes, insurance and all other employee benefits relating thereto, including a management fee to an affiliate of Landlord or any other management company. (Management fee to be an amount not to exceed customary industry practices for Class A office buildings within the Princeton market, currently at three percent (3%) of gross rents received.) "Replacement" for the purposes of this Section 6.01 shall exclude replacements which are properly capitalized except as provided in Section 6.01 (k). "Management" for the purposes of this Section 6.01 shall include the time spent by those persons directly supervising work and not the time of those persons employed in any main or branch office of Landlord, its contractors and sub-contractors, it being the intention of the parties hereto to include herein only such costs and expenses usually included in determining management contract fees, costs and expenses in other comparable buildings and Parcels in the West Windsor area;

 (b) All supplies and materials (including lavatory supplies) used in the management, operation, repair, replacement, maintenance and security, exclusive of work required as a result of construction defects during the construction warranty periods and exclusive of structural work other than repairs relating to the roof;

 (c) All Maintenance and service agreements on equipment including, without limitation, alarm service, window cleaning, elevator maintenance and heating and air conditioning units;

 (d)     All fire and other casualty and public liability insurance;

 (e) All repairs, replacements and general maintenance, including common area maintenance exclusive of work required as a result of construction defects during the construction warranty periods and exclusive of structural work;

 (f) All service or maintenance contracts with independent contractors for operation, repair, replacement, maintenance or security;

 (g)     All janitorial services including cleaning services;

 (h)     All landscaping including lawn maintenance;

 (i)     All snow removal from sidewalks, driveways and parking areas;

 (j) Costs of water (including sewer rental and assessments) to the extent not metered and paid directly by tenant and including any taxes on such utilities;

 (k) All other costs and expenses, dissimilar or similar, necessarily and reasonably incurred by Landlord in the proper operation and maintenance of a first class building and parcel; provided, however, that costs and expenses (1) for capital improvement items (except where such capital improvements result in the reduction of Operation and Maintenance Costs attributable to such item), the cost of the replacement, with legal interest on the unamortized amount, may be amortized over a reasonable period of time according to sound accounting practices and charged to Operational and Maintenance Costs, (2) paid or required to be paid from proceeds of insurance, (3) assumed or required to be paid by any Tenant, (4) interest, amortization or other payments made by landlord on loans to Landlord, (5) incurred in leasing, including commissions, advertising and tenant work, (6) income, excess profits or franchise taxes or other such taxes imposed on or measured by the income of Landlord from the Parcel and (7) depreciation and amortization except as provided in (1), are excluded from the term Operation and Maintenance Costs.

6.02 - Landlord shall pay all Utility Costs and Expenses for the Parcel. For and with respect to each calendar year of the original and any additional term hereof (but prorated for any period less than one year) that Utility Costs and Expenses shall exceed a sum equal to the 1992 cost per square foot of the gross rentable area of the Building, Tenant shall pay additional rent in that amount which is equal to Tenant's Percentage of such excess of such

Utility Costs and Expenses. Utility Costs and Expenses shall include without limitation the cost and expense to Landlord of charges for oil, gas, electricity for lighting the common areas and parking lot, heating, ventilating and air conditioning (including, but not limited to, fuel cost adjustments) furnished to the Building (including common areas thereof) and including any taxes on such utilities. The cost of electric energy furnished directly to the Premises other than for heating and air conditioning purposes shall be borne by Tenant pursuant to the provisions of Section 6.04 hereof.

6.03 - Landlord shall pay all Real Estate Taxes for the Parcel. For and with respect to each calendar year of the original and any additional term hereof (but pro-rated for any period less than one year), that Real Estate Taxes of the Parcel shall exceed a sum equal to the 1992 cost per square foot of the gross rentable area of the Building, Tenant shall pay additional rent in that amount which is equal to Tenant's Percentage of such excess of such Real Estate Taxes. For the purpose of this Section 6.03, "Annual Real Estate Tax" shall be the actual annual tax billed for the Parcel. In the event any Annual Real Estate Tax shall be reduced subsequent to the determination of Additional Rent payable pursuant to this Section 6.03, Tenant shall receive a credit or refund of Tenant's Percentage of the reduction. Said payments by Tenant shall be pro-rated for any period of said term which is less than a lease year.

6.04 - Landlord shall furnish the electric energy that Tenant shall require in the Premises. For such electric energy as Tenant shall require for heating and air-conditioning during the hours, upon the days and subject to the limits set forth in Section 10.01 (a), Landlord shall furnish same on a rent inclusion basis, such electric energy being included in Landlord's services which are covered by the fixed rent reserved hereunder, subject to adjustment as set forth in Article 6.02. Tenant shall pay Landlord, as additional rent, for all electric energy furnished to Tenant at the Premises, other than for heating and air conditioning purposes. Additional rent for such electric energy shall be calculated and payable in the manner hereinafter set forth.

 (a) Landlord agrees to install a separate meter or to arrange for an independent electric survey to measure the amount of electric energy consumed by Tenant exclusive of electric energy used for heating, air-conditioning and common areas. Tenant shall pay Landlord the cost of such electric energy at the then prevailing rates of the utility supplier, as so calculated on a monthly basis, as Additional Rent, together with its payment of fixed rent. If the utility supplier will permit separate metering and billing to Tenant, Tenant shall pay for said electric energy directly to the utility supplier instead of making payment to Landlord as additional rent.

 (b) Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished to the Premises by reason of any requirement, act or omission of the public utility serving the Building with electricity or for any other reason not attributable to Landlord.

 (c) Tenant's use of electric energy in the Premises shall not, at any time, exceed the capacity of any of the electrical conductors and equipment serving the Premises. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building electric service, Tenant shall not, without Landlord's prior written consent in each instance (which consent shall not be unreasonably withheld), connect any additional fixtures, appliances or equipment which would draw a higher than normal level of electric demand and not considered standard office equipment (personal computers, fax, coffee pot, etc.) to the Building electric distribution system or make any alteration or addition to the electric system of the Premises existing on the Commencement Date. Should Landlord grant such consent, all additional risers or other equipment required therefore shall be provided by Landlord and the cost thereof shall be paid by Tenant upon Landlord's demand.

 (d) Tenant shall pay as Additional Rent a charge of $50.00 per hour to run the building HVAC system within the demised premises for each hour Landlord provides heat or air-conditioning other than during the hours and upon the days set forth in Section 10.01 (a) hereof. The above rates are effective as of the commencement of the Lease and subject to change as a result of the P.S.E. & G. scheduled rates.

6.05 - Tenant shall pay to Landlord in monthly installments on the first day of each month one-twelfth of the estimated Additional Rent for the first calendar year under the terms and conditions of this Article 6 starting after the thirteenth month. Commencing after the second calendar year, Landlord shall determine and notify tenant in writing, on or before the first day of April of each calendar year, the total amount of: (i) all items which went into the computation of Additional Rent for the preceding calendar year under the terms and conditions of this Article 6; and (ii) the projected Additional Rent due from Tenant for the then current calendar year. Tenant shall thereafter pay to Landlord, on the first day of each succeeding month during said then current year, 1/12 of said projected Additional Rent; however, the April 1, payment shall also include the difference between the projected payments and the payments made of the months of January, February and March which will be based on the preceding calendar year. In each of the following calendar years, upon notification by Landlord to Tenant of the projected Additional Rent payable by Tenant for the then current calendar year, such Additional Rent shall be payable in like manner. Tenant shall pay to Landlord or Landlord shall pay to Tenant, as the case may be, on or before the first day of each April, the difference between the Additional Rent projected by Landlord for the preceding calendar year already paid by Tenant and the actual Additional Rent due from Tenant for the preceding calendar year (as determined by Landlord on or prior to the first day of each April as aforesaid). Anything hereinabove to the contrary notwithstanding, Landlord shall have the right to bill Tenant for Tenant's Percentage of Real Estate Taxes as the taxes are due instead of having them paid in monthly installments as hereinabove provided.

6.06 - The Additional Rent due under the terms and conditions of this Article 6 shall be payable by Tenant without any setoff or deduction and shall be pro-rated as aforesaid during the first and last lease years of the lease term or any renewal thereof.

6.07 - Tenant shall have the right, upon the giving of two (2) weeks prior written notice to Landlord, to make reasonable inspections of Landlord's books and records so as to verify the sums due from Tenant as Additional Rent under the terms and conditions of this Article 6. Landlord will retain the books and records used in determining Additional Rent amounts for a period of two years after notification of said amounts is given to Tenant.

ARTICLE 7 - RULES AND REGULATIONS

7.01 - Tenant covenants and agrees to faithfully observe and comply with the Rules and Regulations affixed to this Lease and made a part hereof, as Exhibit "D" as well as any other and further Reasonable Rules and Regulations which Landlord may hereafter make, landlord shall not be responsible to Tenant for the noncompliance or breach by any other Tenant of any said Rules and Regulations.

ARTICLE 8 - COMMON AREA

8.01 - To the extent the same may from time to time or any time during the term of this Lease be made available, Tenant shall have the right to the nonexclusive use, in common with others, of driveways and footways and of such loading and other facilities as may be constructed and designated by Landlord in the Parcel for use by Tenants of the Parcel. Said areas, which are included in the definition of the Parcel, shall hereafter be referred to as "Common Area". Landlord may at any time and from time to time, in its sole discretion, increase, decrease, or change in any manner the Common Area, including, without limitation, eliminate, relocate, expand, reduce, modify or prescribe changes in the permitted use of any or all of the present or future Common Area, and no such action of Landlord shall be deemed to be an eviction of Tenant, or breach of this Lease, nor give rise to any claim for damages or for a reduction or abatement of the Minimum Rent or Additional Rent.

8.02 - No action by Landlord shall be permitted which would eliminate or substantially reduce access to the Premises.

ARTICLE 9 - REAL ESTATE TAXES

9.01 - The Tenant agrees that if at any time during the term of this Lease the present method of taxation or assessment shall be so changed that the taxes now levied, assessed or imposed on real estate and the buildings and improvements thereon shall, in lieu thereof, be imposed, assessed or levied wholly as a capital levy or otherwise upon the rents reserved herein or as a tax, corporation franchise tax, assessment, levy or charge or any part thereof, measured by or based in whole upon the Parcel, or on the rents derived therefrom and imposed upon Landlord, then Tenant shall pay all such taxes so measured or based exceeding Tenant's allowance of the 1992 per square foot base year cost and on an equitable basis consistent with Tenant's Percentage.

9.02 - The certificate, advice or bill of the appropriate official designated by law to make or issue the same or to receive payment of such tax and/or assessment shall be prima facie evidence of the amount of the same which is due at the time of the making or issuance of such certificate, advice or bill.

ARTICLE 10 - SERVICES BY LANDLORD

10.01 - Landlord shall furnish the following services to the Premises and the
Parcel:

 (a) Keep in operation in the Building a heating apparatus during such periods as same may be necessary to maintain an inside temperature at 70 degrees at a minimum outside temperature of 0 degrees dry bulb between the 15th day of October and the 1st day of May of each year and an air conditioning system during such periods as same may be necessary to maintain an inside temperature of 78 degrees when the outside temperature is at a maximum of 94 degrees dry bulb to be operated throughout the term of this Lease or any renewal hereof, between the hours of 8:00 a.m. to 6:00 p.m., Monday through Friday (Legal Holidays excepted as set forth in Exhibit "F"), subject, however, to governmental requirements. Landlord, at its cost, at the inception of this Lease, will furnish a light bulb or bulbs or fluorescent tube or tubes, as the case may be, and standard ballasts, for each lighting fixture then installed on the Premises. landlord shall provide and reserves the right to make reasonable additional charges, payable as Additional Rent, for services furnished at the request of Tenant on days or at times other than those above defined as provided in Section 6.04 (d). Notwithstanding the foregoing, Tenant shall have the right to enter and use the Premises at all hours and times in which event Tenant agrees to keep all outside doors locked.

 (b) Furnish cold water (at the normal temperature of the water supply to the Building) to the Building for drinking and lavatory purposes and hot water (from the regular Building supply at prevailing temperatures) to the Building for lavatory purposes.

 (c) Cause the Premises to be cleaned after normal business hours in accordance with the Cleaning Specifications as set forth in Exhibit "E".

 (d) Make such repairs and replacements to the Premises as reasonably required (Tenant shall solely be responsible for the payment of the cost of same, if required, due to the negligence, misuse, abuse or willful misconduct of Tenant, its agents, servants or employees, invitees, subtenants, contractors or assigns).

 (e) Provide window washing, landscaping, including lawn maintenance, snow removal from sidewalks, driveways and parking areas and directory board maintenance.

10.02 - Landlord does not warrant that the services provided for in Section
10.01 hereof shall be free from any slow-down, interruption or stoppage pursuant to voluntary agreement by and between Landlord and governmental bodies and regulatory agencies, or caused by the maintenance, repair, substitution, renewal, replacement or improvements of any of the equipment involved in the furnishing of any such services, or caused by changes of services, quantity or character of electric service, alterations, strikes, lock-outs, labor controversies, fuel shortages, accidents, Acts of God or the elements or any other cause beyond the reasonable control of Landlord; and, specifically, no such slow-down, interruption or stoppage of any such services shall ever be construed as an eviction, actual ore constructive, of Tenant, nor shall same cause any abatement of Minimum Rent or Additional Rent payable hereunder or in any manner or for any purpose relieve Tenant from any of its obligations hereunder, and in no event shall Landlord be liable for damage to persons or property or be in default hereunder as a result of such slow-down, interruption or stoppage.

10.03 - Landlord will not be responsible for the failure of the air-conditioning system if such failure results from the occupancy of the Premises with more than an average of one person for each 100 usable square feet or if the Tenant installs and operates machines and appliances, the installed electrical load of which when combined with the load of all lighting fixtures exceeds four watts per square foot of floor area in any one room or other area. If due to use of the Premises in a manner exceeding the aforementioned occupancy and electrical load criteria, or due to rearrangement of partitioning after the initial preparation of the Premises, interference with normal operation of the air-conditioning in the Premises results, necessitating changes in the air-conditioning system servicing the Premises, such changes shall be made by Landlord upon written notice to Tenant at Tenant's sole cost and expense. Tenant agrees to lower and close window coverings when necessary because of the sun's position whenever the said airconditioning system is in operation, and Tenant agrees at all times to cooperate fully with Landlord and to abide by all the Rules and Regulations which Landlord may prescribe for the proper functioning and protection of the said air-conditioning system.

ARTICLE 11 - ALTERATIONS, ETC.

11.01 - Tenant shall make no alterations, decorations, installations, additions or improvements (hereinafter called "Tenant Changes") in or to the Premises exceeding $10,000.00 without in each instance obtaining the Landlord's prior written consent, which consent shall not be unreasonably withheld, and then only by contractors or mechanics subject to Landlord;s reasonable approval, and in conformance with detailed plans and specifications which have been previously submitted to the Landlord and which are subject to the Landlord's approval. However, all Tenant Changes which are structural in character or which affect the mechanical or HVAC systems must receive Landlord's prior written consent whether the cost thereof is more or less than $10,000.00. All Tenant Changes shall be done at Tenant's cost and expense and at such times and in such manner as Landlord may designate. All Tenant Changes upon the Premises, made by either party (excepting only Tenant's movable trade fixtures) shall, unless Landlord shall elect otherwise, (which election shall be made by giving a notice not less than thirty (30) days prior to the expiration or other termination of this Lease or any renewal thereof) become the property of Landlord, and shall remain upon, and be surrendered with, the Premises as a part thereof at the end of the term. Tenant shall also furnish Landlord with outline plans and specifications for Tenant Changes less than $10,000.00 prior to the performance of the work.

11.02 - Tenant agrees that any Tenant Changes shall be done in a good and workmanlike manner and in conformity with all laws, ordinances and regulations of all public authorities having jurisdiction.

11.03 - Tenant agrees that it will procure all necessary permits before making any Tenant Changes. landlord agrees that, without cost or expense to Landlord, it will cooperate with Tenant in obtaining such permits. Tenant agrees to pay promptly when due the entire cost of any work done by or for Tenant upon the Premises so that the Premises shall at all times be free of liens for labor or materials. Tenant agrees to save and indemnify Landlord from any and all injury, loss, claims, or damages to any person or property occasioned by or in connection with any Tenant Changes.

11.04 - Any such Tenant Changes shall be performed in such manner as not to interfere with the occupancy of any other Tenant in the Building nor delay or impose any additional expense upon Landlord in the maintenance or operation of the Building. Prior to the commencement of Tenant changes, Tenant shall obtain and maintain at its expense worker's Compensation Insurance and Bodily Injury and Property Damage Public Liability Insurance and so-called "Builders Risk Insurance" (all such insurance shall conform to the requirements of Article 12 hereof) and shall submit certificates as evidence thereof to Landlord.

ARTICLE 12 - INSURANCE

12.01 - Tenant covenants to provide at Tenant's cost and expense on or before the earlier of (i) the Commencement Date, or (ii) Tenant's taking actual possession for the purpose of Tenant's Work, and to keep in full force and effect during the entire term and so long thereafter as Tenant, or anyone claiming by, through or under Tenant, shall occupy the Premises, insurance coverage as follows:

 (a) Comprehensive Public Liability Insurance with contractual liability endorsements with respect to the Premises and the business of Tenant in which Tenant shall be adequately covered under limits of liability of not less than $500.000.00 for injury or death to any one person, and $1,000,000.00 for injury or death to more than one person and $100,000.00 with respect to property damage.

 (b) Fire and Extended Coverage, Vandalism, Malicious Mischief and Special Extended Coverage Insurance in an amount adequate to cover the cost of replacement of all personal property, decorations, trade fixtures, furnishings, equipment in the Premises, vaults, safes and all contents therein. Landlord shall not be liable for any damage to such property of Tenant by fire or other peril includable in the coverage afforded by the standard form of fire insurance policy with extended coverage endorsement attached (whether or not such Coverage is in effect), no matter how caused, it being understood that the Tenant will look solely to its insurer for reimbursement.

 (c) Worker's Compensation Insurance covering all persons employed by Tenant.

 (d) Upon demand, Tenant shall furnish Landlord, at Tenant's expense, with such increased amounts of existing insurance, and such other insurance coverage in such limits as Landlord may require, and such other hazard insurance as the nature and condition of the Premises may require in the sole judgment of Landlord, to afford Landlord adequate protection for said risks.

12.02 - All of the aforesaid insurance shall be written by one or more responsible insurance companies satisfactory to Landlord and in form satisfactory to Landlord. The Comprehensive Public Liability Insurance shall contain endorsements substantially as follows: "It is understood and agreed that the insurer will give to Keller Carnegie Associates (or any successor Landlord) 103 Carnegie Center, Princeton, New Jersey 08540, ten (10) days prior written notice of any material change in or cancellation of this policy".

12.03 - Tenant shall be solely responsible for payment of premium and Landlord (or its designee) shall not be required to pay any premium for such insurance. Tenant shall deliver to Landlord at least fifteen (15) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least fifteen (15) days prior to the expiration of such policy, either a duplicate original or a certificate, it being the intention of the parties hereto that the insurance required under the terms hereof shall be continuous during the entire term of this Lease and any other period of time during which, pursuant to the term hereof, said insurance is required.

12.04 - Tenant agrees, at its own cost and expense, to comply with all of the rules and regulations of the Fire Insurance Rating Organization having jurisdiction and any similar body. If, at any time or from time to time, as a result of or in connection with any failure by Tenant to comply with the foregoing sentence or any act or omission or commission by Tenant, its employees, agents, contractors or licensees, or as a result of or in connection with the use to which the Premises are put (notwithstanding that such use may have been consented to by Landlord), the fire insurance rate(s) applicable to the Premises or the Building in which same are located shall be higher than that which would be applicable for the least hazardous type of occupancy legally permitted therein, Tenant agrees that it will pay to Landlord as Additional Rent, such portion or the premiums for all fire insurance policies in force with respect to the aforesaid properties and the contents of any occupant thereof as shall be attributable to such higher rate(s).

12.05 - Landlord makes no representation that the limits of liability specified to be carried by Tenant or Landlord under the terms of this Lease are adequate to protect Tenant against Tenant's undertaking under this Article 12, and in the event Tenant believes that any such insurance coverage called for under this Lease is insufficient, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate.

ARTICLE 13 - INDEMNIFICATION

13.01 - Tenant shall save and hold Landlord harmless from and against all liability, claims, and demands on account of personal injuries (including, without limitation of the foregoing, Worker's Compensation and death claims) or property loss or damage of any kind whatsoever which arise out of or are in any manner connected with, or are claimed to arise out of or in any manner connected with Tenant's occupancy, and which result from, and only from, the negligent act of Tenant.

ARTICLE 14 - FIRE

14.01 - In the event of the total destruction of the Building or the Premises by fire or other casualty during the term hereof or in the event of such partial destruction thereof as to render the Premises wholly untenantable or unfit for occupancy, then in either event, unless such damage can, in the reasonable opinion of Landlord, be repaired within one hundred eighty (180) days after the occurrence, this Lease and the term hereby created shall at either party's option, to be exercised within fifteen (15) days after notice from Landlord as hereinafter provided, cease from the date of such damage or destruction, and Tenant shall upon written notice from Landlord immediately surrender the Premises to Landlord and Tenant shall pay rent within said term only to the time of such damage or destruction. If, however, in Landlord's reasonable opinion, the damage as aforesaid can be repaired within one hundred eighty (180) days from the occurrence thereof, Landlord shall (unless Landlord shall elect not to repair or rebuild, as hereinafter provided) repair the Premises with all reasonable speed, this lease shall continue in full force and effect and there shall be an abatement of rent until the repair is completed so that Tenant can occupy the Premises. Landlord shall notify Tenant within Thirty (30) days from the occurrence of the destruction as to whether or not the damage can be repaired within one hundred eighty (180) days after the occurrence thereof.

14.02 - In the event of the partial destruction of the Building or Premises by fire or other casualty during the term hereof, which such partial destruction does not render the Premises wholly untenantable or unfit for occupancy, for more than one hundred eighty (180) days in the Landlord's reasonable opinion, Landlord shall continue in full force and effect and there shall be an abatement of rent until the repair work is completed so that Tenant can occupy the Premises, in such proportion as the part of the Premises destroyed or rendered untenantable bears to the total Leased Premises. If such damage cannot be repaired within one hundred eighty (180) days after the occurrence in the reasonable opinion of Landlord, this Lease and the term hereby created shall at either party's option, to be exercised within fifteen (15) days from the date of such damage or destruction as provided in Section 14.01. Landlord shall notify Tenant within thirty (30) days from the occurrence of the destruction as to whether or not the damage can be repaired within one hundred eighty (180) days after the occurrence thereof.

14.03 - In the event that the Building or the Premises shall be so slightly damaged by fire or other casualty so as not to affect or only slightly affect the operation of Tenant's business in the Premises, then in that event, there shall be no abatement of rent and this Lease shall continue in full force and effect, and Landlord shall enter and repair the damage with all reasonable speed.

14.04 - In the event that the Landlord elects, after any such damage or destruction, to reconstruct the Premises pursuant to this Lease, Tenant may elect, at Tenant's expense, to redecorate the Premises in a manner and to at least a condition equal to that existing prior to its destruction or casualty, except that Tenant may elect not to redecorate if a fire or other casualty occurs during the last year of any term of the Lease.

14.05 - Notwithstanding anything contained herein to the contrary:

 (a) if any or all of the areas or offices comprising the Building are substantially damaged by fire or other casualty to such an extent that the Building cannot, in the reasonable judgment of Landlord, be operated as an integrated office building, or

 (b) if during the last two (2) years of the term of this Lease the Premises or the

Building shall be so damaged by fire or other casualty that the Landlord decides not to repair or rebuild, or

 (c) if the same are damaged by a casualty which is not insurable under standard or extended coverage insurance, or if the proceeds of such insurance are not made available to Landlord, or if such proceeds are, in Landlord's judgment, insufficient to repair or rebuild, and Landlord decides in its judgment either
(i) not to repair or rebuild, or (ii) to demolish the entire Building and rebuild same, then upon the happening of any such event Landlord may cancel this Lease (whether or not the Premises are damaged) by giving written notice of such cancellation to Tenant within thirty (30) days after the happening of such damage and thereupon this Lease and the term hereof shall cease and terminate as of the date of the happening of such damage, and rent and other charges payable by Tenant shall be pro-rated to the day of such damage.

14.06 - Landlord shall use its best efforts to effect any such repair or restoration promptly and in such manner as not unreasonably to interfere with Tenant's use and occupancy of the Premises but such efforts shall be subject to
(i) Landlord's inability to obtain materials, (ii) Acts of God, (iii) strikes, fire or weather, (iv) acts of governmental authority, or (v) any other cause beyond the control of Landlord. Notwithstanding the above, Landlord shall not be required to incur overtime or additional charges in any such repair or restoration of the premises or of the building pursuant to this Article 14.

14.07 - The provisions of this Article 14 shall be considered an express agreement governing any case of damage or destruction of the Premises by fire or other casualty, and any law of the State of New Jersey, providing for such a contingency in the absence of an express agreement, and any other law of like import, now or hereafter in force, shall have no application in such case.

14.08 - In case of any damage by fire or other casualty, Tenant shall immediately notify Landlord and Landlord shall immediately notify Tenant.

ARTICLE 15 - EMINENT DOMAIN

15.01 - In the event that the entire or substantially the entire Premises or Building should be taken for any public or quasipublic use or should be taken by right of eminent domain or any other right, or should be sold to the condemning authority in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority.

15.02 - In the event more than 50% of the parking spaces on the parcel are affected by said taking without being replaced or, in the event of a partial (less than substantial) taking of the Premises during the last year of the Lease term or any renewal thereof, Landlord and Tenant shall have the right to terminate this Lease. The landlord or the Tenant may exercise the aforesaid right or rights to terminate this Lease in its entirety as aforesaid by giving written notice to the other within sixty (60) days after the date of the vesting of title in such proceeding, specifying a date not more than thirty (30) days after the giving of such notice as the date of such termination.

15.03 - In the event of any taking of the Building or the Parcel, Landlord shall be entitled to receive the entire award and Tenant hereby assigns to Landlord any and all right, title and interest of Tenant in or to any such award or any part thereof and hereby waives all rights against Landlord and the condemning authority, except that Tenant shall have the right to claim and prove in any such proceeding and to receive any award which may be made, if any, specifically for damages or condemnation of Tenant's movable trade fixtures and equipment and any other improvements made at Tenant's expense.

15.04 - In the event that this Lease is not terminated after the eminent domain proceeding, Landlord shall promptly commence to repair or restore the Premises, including refixturing, to tenantable condition and complete same with due diligence, except for delays caused by (i) Landlord's inability to obtain materials, (ii) Acts of God, (iii) strikes, fire or weather, (iv) acts of governmental authority, or (v) any other cause beyond the control of Landlord, and the Minimum and Additional Rent shall be equitably reduced from and after the date title vest sin the condemnor for the balance of the term by taking into account the character and the amount of the taking. The Tenant's Percentage shall be adjusted to reflect the balance of square feet of rentable area remaining as the Premises subsequent to said eminent domain proceeding.

ARTICLE 16 - ASSIGNMENT OR SUBLETTING

16.01 - Tenant agrees not to sell, assign, mortgage, hypothecate, pledge, or in any manner transfer this Lease or any estate or interest hereunder and not to sublet the Premises or any part or parts thereof without the previous written consent of Landlord, which consent by Landlord shall not be unreasonably withheld. If Tenant violates the provisions of this Article 16, Landlord may accept from any assignee, sublessee, licensee, concessionaire or anyone who claims a right to the interest of Tenant under this Lease or who occupies any part or the whole of the Premises the payment of Minimum Rent and Additional Rent and/or the performance of any of the other obligations of Tenant under this Lease, but acceptance shall not be deemed to be a waiver by Landlord of the breach by Tenant of the Provisions of this Article 16, nor a recognition by Landlord that any such assignee, sublessee, licensee, concessionaire, claimant or occupant has succeeded to the rights of Tenant hereunder, nor a release by Landlord of Tenant from further performance by Tenant of the covenants on Tenant's part to be performed under this lease; provided, however, that the net amount of rent collected from any such assignee, sublessee, licensee, concessionaire, claimant or occupant shall be applied by Landlord to the rent to be paid hereunder. Any consent by landlord to any such assignment, transfer, subletting, license or concession or other matter or thing contained in this
Article 16 shall not in anyway be construed to relieve Tenant from obtaining the prior consent of Landlord to any other or further such assignment, transfer, subletting, license, concession, matter or thing.

16.02 - If Tenant shall desire to assign this Lease or to sublet all or a portion of the Premises, Tenant shall submit to Landlord a written request for Landlord's consent to such assignment or subletting, which request shall contain or be accompanied by the following information: (i) the name and address of the proposed assignee or subtenant; (ii) in the case of a proposed subletting, a description identifying the space to be sublet (the "Sublet Space"); (iii) the nature and character of the business of the proposed assignee or subtenant and of its proposed use of the Premises; and (iv) the effective date of such proposed assignment or subletting t (the "Termination Date"). If the Landlord consents thereto as provided in Section 16.01, Tenant shall pay to Landlord one-half (1/2) of the amount by which the Minimum Rent under the assignment or subletting exceeds the Minimum Rent payable under this Lease after deducting all reasonable expenses incurred by Tenant in connection with such assignment or subletting.

16.03 - Notwithstanding the foregoing provisions of this Article 16, Tenant shall have the right, without Landlord's consent, to assign this Lease or to sublet all or any portion of the premises to an "Affiliate", but no such assignment or subletting shall relieve Tenant of its obligations to Landlord hereunder. The term "Affiliate" shall mean any corporation owning more than 50% of the controlling stock of which is owned by Tenant, or any person, firm or corporation which owns more than 50% of the controlling stock of Tenant.

         It is understood that neither Section 16.01 or Section 16.02 shall apply to any assignment or subletting to an Affiliate, except that such Affiliate shall be deemed bound by all of the other terms and conditions of this Lease, and any Affiliate who is an assignee of this Lease shall agree with Landlord in writing to assume all of the obligations of this Lease and to attorn to Landlord. No Affiliate who is an assignee or subtenant hereunder shall thereafter be permitted to assign the Lease or further sublet the Premises or portion thereof under its control without first complying with the provisions of Sections 16.01 and 16.02.
         Tenant shall notify Landlord of any assignment or subletting to an Affiliate at least thirty (30) days prior to the date of such subletting or assignment. Such notification shall be accompanied by evidence satisfactory to Landlord which demonstrates such proposed assignee's or subtenant's status as an Affiliate.

ARTICLE 17 - ENTRY BY LANDLORD

17.01 - Landlord, by its duly authorized employees and agents, may enter the Premises at reasonable hours (i) to inspect the same, (ii) to supply janitor, cleaning (after normal business hours) and any other service to be provided by Landlord under the terms of this Lease, (iii) to make repairs required of Landlord hereunder, or to Building, and (iv) to perform any work therein that may be necessary to comply with any laws, statues, ordinances, regulations, orders and requirements of all governmental authorities having jurisdiction over the Premises, or to prevent waste or deterioration of the Premises; provided, however, that all such work shall be done as promptly as reasonably possible. Any repairs, alterations or improvements to the Premises shall be done as required. Landlord may, during the progress of any such work keep and store upon the Premises, all necessary materials, tools and equipment required for said work but Tenant shall not be responsible therefore. Landlord shall at all times retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance); and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or deemed to be forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

ARTICLE 18 - INSPECTIONS BY PROSPECTIVE PURCHASERS AND TENANTS AND BY LENDERS

18.01 - The landlord is hereby given the right, upon the giving of forty-eight
(48) hours prior notice to Tenant, to enter the Premises during usual business hours (i) to exhibit the same to prospective Building purchasers or prospective or current lenders at any time during the Lease term or any renewal thereof, and
(ii) to exhibit the same to prospective Tenants within six (6) months prior to the expiration of the Lease term or any renewal thereof. A representative of Landlord shall always accompany any such purchaser, Tenant or Lender on any of the aforesaid inspections. A representative of Tenant shall be present whenever any portion of the Premises other than the general business offices are entered by Landlord and/or any third parties, such as prospective Tenants, Lenders or Purchasers, for purposes set forth under this Section 18.01. Landlord will try to limit visits by prospective building purchasers or lenders to allow tenant maximum privacy due to confidential nature of tenant's work.

ARTICLE 19 - SURRENDER

19.01 - On the last day of the term demised, or the sooner termination thereof, Tenant shall peaceably surrender the Premises broom clean, in good order, condition and repair wear and tear excepted. On or before the last day of the term or the sooner termination thereof, Tenant shall, at its expense, remove its trade fixtures and signs from the Premises, and any property not removed shall be deemed abandoned and may be removed and disposed of by Landlord and the expense of such removal shall be paid to Landlord by Tenant without any setoff for the salvage value of goods so removed. If the Premises be not surrendered at the end of the term or the sooner termination thereof, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, claims made by any succeeding Tenant founded on such delay. Tenant shall promptly surrender all keys for the Premises and Building bathrooms to Landlord at the place then fixed for payment of rent. Tenant's covenants hereunder shall survive the expiration or termination of this Lease.

19.02 - If the Tenant shall occupy the Premises with the consent of the Landlord after the expiration of this Lease and rent is accepted from said Tenant, such occupancy and payment shall be construed as an extension of this Lease for a term expiring on the last day of the month next following the month in which the said Lease expired, and occupation thereafter shall operate to extend the term of this Lease for but (1) month at a time unless other terms of such extension are made in writing and signed by the parties hereto. In such event, if either Landlord or tenant desires to terminate said occupancy at the end of any month after the termination of this Lease, the party so desiring to terminate the same shall give the other party at least thirty (30) days written notice to that effect. Failure on the part of the Tenant to give such notice shall obligate it to pay rent for an additional calendar month following the month in which the Tenant has vacated the Premises.

ARTICLE 20 - DEFAULT

20.01 - Tenant shall, without any previous demand therefore, pay to Landlord the Minimum Rent and Additional Rent at the times and in the manner heretofore provided.

         In the event:

         (a) of default in the payment of said rents or of any installment or part thereof, or in the payment of any other sum or any part thereof which may become due from Tenant to Landlord hereunder, at the time and in the manner provided therein, and if the same shall remain in default for ten (10) days after becoming due, or

          (b)     the Premises shall be deserted or abandoned, or

          (c) of the violation by Tenant of any of the covenants, agreements and conditions herein provided or of any of the Rules and Regulations now or hereafter reasonable established by Landlord, and the failure to cure such violation within fifteen (15) days after notice in writing of such violation by Landlord to Tenant;

         then upon the happening of any such event, Landlord may, at its option, elect either to terminate this Lease or to enter the said Premises as the agent of Tenant, without being liable for any prosecution or damage therefore, and relet the Premises as the agent of Tenant, and receive the rent therefore, upon such terms as shall be satisfactory to Landlord, and all rights of Tenant to repossess the Premises under this Lease shall cease and end upon such termination or entry. Such entry for reletting by Landlord shall not operate to release Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this Lease. For the purpose of reletting, Landlord shall be authorized to make such repairs or alterations in or to the Premises as may be necessary to place the same in good order and condition. Tenant shall be liable for and hereby agrees to pay to Landlord the cost of such repairs or alterations and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the rent provided in this Lease, Landlord, at its option, may require Tenant to pay such deficiency month by month (or at any greater intervals), or may hold Tenant in advance for the entire deficiency resulting from such reletting. Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of Tenant in or upon the Premises, including, without limitation, furniture, fixtures (including trade fixtures) and merchandise of Tenant, to assure payment of the rent and performance of the covenants and conditions of this Lease. Landlord shall have the right, as agent of Tenant, to take possession of all personal property of Tenant found in or about the Premises, including, without limitation, furniture and fixtures of Tenant, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this Lease, or remove all such effects and store the same in a pblic warehouse or elsewhere at the cost of and for the account of Tenant, or any other occupant, Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment.

20.02 - In the event of any breach or threatened breach by Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though reentry, summary proceedings, and other remedies were not provided for in this Lease.

20.03 - Each right and remedy of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

20.04 - If the term of this Lease shall be terminated due to default by the Tenant of any of the terms or covenants herein contained, this Lease and the term and estate hereby granted, whether or not the term shall heretofore have commence, shall terminate with the same effect as if that day were the expiration date of the term of this Lease, but Tenant shall remain liable for all damages as are provided for herein.

ARTICLE 21 - BANKRUPTCY

21.01 - At any time prior to or during the term of this Lease, if Tenant shall make an assignment for the benefit of its creditors; or if Tenant shall file a voluntary petition in bankruptcy; or if Tenant shall be adjudicated a bankrupt or insolvent; or if the affairs of Tenant shall be taken over by or pursuant to an order of any court or of any other officer or governmental authority pursuant to any federal, state or other statute or law; or if Tenant shall admit in writing its inability to pay debts generally as they become due; or if Tenant shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law; or if Tenant shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its property; or, if, within (60) days after the commencement of any proceedings against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceedings shall have not been dismissed; or, if, within sixty (60) days after the appointment, without the consent or acquiescence of Tenant, of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its property, such appointment shall not have been vacated or stayed or dismissed; or if, within sixty (60) days after the expiration of any such stay, such appointment shall not have been vacated; or in the event action shall be taken by Tenant in furtherance of any of the aforesaid purposes, then and in any such event, Landlord amy at its option terminate this Lease and all rights of Tenant herein, by giving to Tenant notice in writing of the election of Landlord so to terminate, and n such event neither Tenant nor any person claiming by, through or under Tenant by virtue of any statute or of any order of any court shall be entitled to possession or to remain in possession of the Premises but shall forthwith quit and surrender the Premises. Such causes for the termination of this Lease as set forth in this Article 21 shall constitute a default by Tenant and all rights and remedies stated or otherwise reserved under Article 20 hereof shall be available to Landlord. The word "Tenant" in this Article 21 shall be construed to include any Surety or Guarantor of this Lease.

21.02 - It is stipulated and agreed that in the event of the termination of this Lease pursuant to this Article 21, Landlord shall forthwith, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant, as and for liquidated damages, an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the then fair and reasonable rental value of the Premises for the same period. In the computation of such damages, the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the Premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four (4%) percent per annum. If such Premises, or any part thereof, be relet by the Landlord for the unexpired term of said Lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be prima facia evidence as to the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which such damages are to be proved, whether or not such amount be greater than, equal to, or less than the amount of the difference referred to above.

ARTICLE 22 - QUIET ENJOYMENT

22.01 - Tenant, subject to the terms and provisions of this Lease and to all mortgages and underlying Leases of record to which this Lease may be or may become subordinate, on payment of all Minimum Rent and Additional Rent and observing, keeping and performing all of the terms and provisions of this Lease, shall lawfully, peaceable and quietly have, hold, occupy and enjoy the Premises during the term hereof. This covenant shall be binding on Landlord only during its ownership of the Premises. In the event Landlord shall sell or otherwise dispose of its interest in the Premises during the term of this Lease, such sale or other disposition shall operate to release and relieve Landlord from any further liability or obligation to Tenant hereunder.

ARTICLE 23 - CONSENT BY LANDLORD

23.01 - Whenever, under this Lease, provision is made for Tenant securing the written consent or approval by Landlord, such consent or approval shall be in writing and may be withheld by Landlord in its sole discretion, unless it is otherwise herein specifically provided that such consent shall not unreasonable be withheld.

ARTICLE 21 - SUBORDINATION

24.01 - This Lease, and all rights of Tenant hereunder, are and shall be subject to subordination in all respects to all future ground Leases, overriding Leases and underlying Leases of the Premises, Building or the Parcel and to all mortgages and building loan agreements, including leasehold mortgages and building loan mortgages, which may now or hereafter affect the same, to each and every advance made or to be made under such mortgages, and to all renewals, modifications, replacements and consolidations of such mortgages. This Section
24.01 shall be self operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute and deliver at its own cost and expense any instrument, in recordable form if required, that Landlord, the lessor of any such lease or the holder of any mortgage or any of their respective successors in interest may require to evidence such subordination, and Tenant hereby irrevocably constitutes and appoints Landlord attorney-in-fact for Tenant to execute any such instrument for and on behalf of Tenant.

24.02 - If for any reason the leasehold estate of Landlord as Tenant under any underlying Lease is terminated by summary proceedings or otherwise, Tenant will attorn to the Landlord under such underlying Lease and will recognize such Landlord as Tenant's Landlord under this sublease. Tenant agrees to execute and deliver, at any time and from time to time, upon the request of Landlord or of the Landlord under any such underlying Lease, any instruments which may be necessary or appropriate to evidence such attornment and Tenant to execute and deliver any such instrument for and on behalf of Tenant. Tenant further waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right or election to terminate this sublease or to surrender possession of the leased premises in the event such underlying Lease terminates or any such proceeding is brought by the Landlord under such underlying Lease, and agrees that, at the election of Landlord under such underlying lease, this sublease shall not be affected in any way whatsoever by any such proceeding or termination.

24.03 - Any mortgagee, including leasehold mortgages and building loan mortgages, which may now or hereafter affect the Premises, may require that this Lease be superior and have priority as to the mortgage, in which event Tenant agrees to execute any instrument that the holder of the mortgage may require to evidence same.

ARTICLE 25 - MECHANICS' LIENS

25.01 - Tenant shall not suffer any mechanic's lien to be filed against the Premises by reason of work, labor, services or materials performed or furnished to Tenant or to anyone holding the Premises through or under Tenant. If any such mechanic's lien shall at any time be filed against the Premises, Tenant shall forthwith cause the same to be discharged of record by payment, bond, order of a court of competent jurisdiction or otherwise, but Tenant shall have the right to contest any and all such liens. If Tenant shall fail to cause such lien to be discharged within thirty (30) days after being notified of the filing thereof and before judgment or sale thereunder, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same by paying the amount claimed to be due or by bonding or other proceeding deemed appropriate by Landlord, and the amount so paid by Landlord and/or all costs and expenses, including reasonable attorney's fees, incurred by Landlord in procuring the discharge of such lien, shall be deemed to be Additional Rent.

ARTICLE 26 - NOTICES

26.01 - Any notice required or permitted under this Lease shall, unless otherwise specifically provided herein, be deemed sufficiently given or served if sent by registered or certified mail, return receipt requested, postage prepaid, addressed to Tenant at 103 Carnegie Center, Princeton, New Jersey 08540 and to Landlord at the address then fixed for the payment of rent. Any such notice shall be deemed given as of the date of mailing. Either party may by fifteen (15) days notice at any time designate a different address to which notices shall subsequently be mailed.

ARTICLE 27 - WAIVER OF TRIAL BY JURY

27.01 - To the extent permitted by law, Landlord and Tenant hereby waive Trial By Jury in an action brought by either against the other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant or Tenant's use or occupancy of the Premises including any claim or injury or damage.

ARTICLE 28 - NO OTHER WAIVER OR MODIFICATIONS

28.01 - The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the agreements, terms, covenants, conditions or obligations of this Lease, or to exercise any right, remedy or election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission.

ARTICLE 29 - CURING TENANT'S DEFAULTS

29.01 - If Tenant shall default in the performance of any covenant, agreement, term, provision or condition herein contained, Landlord without thereby waiving such default, may (but shall not be obligated to) perform the same for the account of and at the expense of Tenant, without notice in a case of emergency, and in any other case if such default continues after fifteen (15) days from the date of the giving by Landlord to Tenant of written notice of such default. Bills for any reasonable and necessary expense incurred by Landlord in connection with any such performance by Landlord for the account of Tenant, and reasonable and necessary bills for all costs, expenses and disbursements, including (without being limited to) reasonable counsel fee, incurred in collecting or endeavoring to collect the Minimum Rent or Additional Rent or other charge or any part thereof, or enforcing or endeavoring to enforce, any rights against Tenant under or in connection with this Lease, or pursuant to law, including (without being limited to any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor or services provided, furnished or rendered, or caused to be provided, furnished or rendered, by Landlord to Tenant and any charges for other services incurred by Tenant under this Lease, may be sent by Landlord to Tenant monthly, or immediately, at Landlords's option, and shall be due and payable by

Tenant in accordance with the terms of said bills and if not paid when due, the amounts thereof shall immediately become due and payable as Additional Rent under this Lease, together with interest thereon at a per annum rate equal to the sum of the prime rate of Bankers Trust Company, plus two (2) percentage points from the date the said bills should have been paid in accordance with their terms.

ARTICLE 30 - ESTOPPEL CERTIFICATE

30.01 - Tenant agrees, at any time, and from time to time, as requested by Landlord, upon not less than ten (10) days prior notice, to execute and deliver without cost or expense to the Landlord a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Minimum Rent and Additional Rent have been paid, and stating whether or not, to the best knowledge of the Tenant, the Landlord is in default in performance of any of its obligations under this Lease, and if so, specifying each such default of which the Tenant may have knowledge.

30.02 - It is intended that any such statement delivered to the Landlord pursuant to this Article 30 may be relied upon by any prospective purchaser of the fee or any mortgagee thereof or any assignee of any mortgage upon the Leasehold or fee of the Premises or any proposed lessee of all or part of the Parcel.

ARTICLE 31 - PARTIES BOUND

31.01 - The obligations of this Lease shall bind and benefit the successors and assigns of the parties with the same effect as if mentioned in each instance where a party is named or referred to, except that no violation of the provisions of Article 16 shall operate to vest any rights in any successor or assignee of Tenant and that the provisions of this Article 31 shall not be construed as modifying the conditions of limitation contained in Article 20. However, the obligations of Landlord under this Lease shall not be binding upon Landlord herein named with respect to any period subsequent to the transfer of its interest in the Parcel as owner or lessee thereof and in the event of such transfer said obligations shall thereafter be binding upon each transferee of the interest of Landlord herein named as such owner or lessee of the Parcel, but only with respect to the period ending with a subsequent transfer within the meaning of this Article 31 and such transferee, by accepting such interest, shall be deemed to have assumed such obligations except only as may be expressly otherwise provided in this Lease. A Lease of Landlord's entire interest in the Parcel as owner or lessee thereof shall be deemed a transfer within the meaning of this Article 31.

31.02 - Tenant shall look solely to Landlord's estate and property in the Premises (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord, or Landlord's partners or members, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to either this Lease, the relationship of Landlord and Tenant hereunder, or Tenant's use and occupancy of the Premises.

ARTICLE 32 - FORCE MAJEUR

32.01 - Except as otherwise expressly provided herein, this Lease and the obligations of Tenant to pay rent hereunder and perform all of the other covenants, agreements, terms, provisions and conditions hereunder on the part of Tenant to be performed shall in no ways be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease, or is unable to supply or is delayed in supplying, any service, express or implied, to be supplied or unable to supply, or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of any cause beyond Landlord's reasonable control including, but not limited to, Acts of God, strikes, labor troubles, shortage of materials, governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war, hostilities or similar emergency, provided that Landlord shall in each instance exercise reasonable diligence to affect performance as soon as possible. It is agreed that the Landlord shall not be required to incur any overtime or additional expenses in Landlord's reasonable diligence to effect the performance of any of Landlord's obligations in this lease contained.

ARTICLE 33 - PARKING

33.01 - Tenant shall have the right to the non-exclusive use of a total of eighteen (18) parking spaces on the Parcel for all employees and visitors, which spaces Landlord will have the right to appropriately so designate. Tenant covenants and agrees to comply with all reasonable rules and regulations which Landlord may hereafter from time to time or at any time make to assure exclusive use of designated parking spaces on the Parcel by permitted users. Landlord's remedies under such rules and regulations may include, but shall not be limited to, the right to tow away at owner's expense any vehicles not parked in compliance with these rules and regulations. Landlord shall not be responsible to Tenant for the noncompliance or breach by any other Tenant of said rules and regulations, provided, however, Landlord agrees to use its best efforts to enforce such rules and regulations uniformly.

ARTICLE 34 - DEFINITION OF LANDLORD

34.01 - The term "Landlord" as used in this Lease shall mean, at any given time or from time to time as described in Section 32.01, the owner, or owners, collectively or individually, for the time being of the fee or leasehold of all or any portions of the Building. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporation, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

ARTICLE 35 - TAXES ON TENANT'S PROPERTY

35.01 - Tenant shall be liable for all taxes levied or assessed against any personalty, fixtures and equipment installed by Tenant in the Premises. If any such taxes are levied or assessed against Landlord, Tenant shall pay Landlord, upon demand, taxes for which Tenant is liable as aforesaid.

ARTICLE 36 - GENERAL PROVISIONS

36.01 - Tenant represents and agrees that it has not directly or indirectly dealt with any real estate brokers other than Keller, Dodds & Woodworth, Inc. and in connection with this transaction. Tenant agrees to hold Landlord harmless from and against any claims for brokerage commission or finder's fee arising out of, or based on, any actions of Tenant with any other broker or brokers.

36.02 - The laws of the State of New Jersey shall govern the validity, performance and enforcement of this Lease.

36.03 - The invalidity of one or more phrases, articles, sections, sentences, clauses or paragraphs contained in this Lease shall not affect the remaining portions of this Lease or any part thereof, and in the event that any one or more of the phrases, articles, sections, sentences, clauses or paragraphs contained in this Lease should be declared invalid by the final order, decree or judgment of a court of competent jurisdiction, this Lease shall be construed as if such invalid phrases, articles, sections, sentences, clauses or paragraphs had not been inserted herein.

36.04 - Tenant shall not record this Lease, but if either party should desire to record a short form Memorandum of Lease setting forth only the parties, the Premises and the term, such Memorandum of Lease shall be executed, acknowledged and delivered by both parties upon notice from either party.

36.05 - Tenant agrees to give any Mortgagee and/or Trust Deed Holders, by Registered Mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice Tenant has been notified, in writing, (by way of Notice of Assignment of Rents and Leases, or other) of the address of such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagees and/or Trust Deed Holders shall have an additional thirty (30) days within which to cure such default, or if such default cannot be cured within that time, then such additional time as may be necessary, if within such thirty (30) days, any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

36.06 - It is understood and agreed that Landlord shall have the right, at its sole cost and expense (including tenant retro-fit to tenant's prior construction specifications, moving costs, reprinting stationery, relocation of phones, etc.), to relocate Tenant to other premises within the Building of equal or greater kind and quality. In no event shall any relocation accomplished pursuant to this section result in an increase in the rent payable under this lease.

36.07 - Tenant further agrees not to look to the Mutual Benefit Life Insurance Company ("Mutual"), whether as mortgagee, mortgagee in possession or successor in title to the property, for accountability for any security deposit required by the Landlord under said Lease or interest thereon if Tenant is entitled to same under the Lease or at law, unless such sums have actually been received by Mutual as cash security for Tenant's performance of this Lease.

ARTICLE 37 - SECURITY DEPOSIT

37.01 - Tenant will provide to Landlord a security deposit equal to one month base rent ($8,087.58) at the lease execution. Landlord shall return the Security Deposit to Tenant within 30 days of the Tenant's expiration of the Lease and Tenant is not in default at such time and space is delivered subject to normal wear and tear.

         IN WITNESS WHEREOF, Landlord and Tenant have signed their names and affixed their seals the day and year first above written.

                                      (LANDLORD)

                                      Keller Carnegie Associates, Inc.
                                      A New Jersey Limited Partnership

ATTEST:

  /s/ Signature Illegible             By:  /s/ Signature Illegible

                                      (TENANT)

                                      Thomas Group Inc.
                                      A Delaware Corporation

ATTEST:

  /s/ Signature Illegible               /s/ Signature Illegible

                                  EXHIBIT "A-2"
                                  -------------
DESCRIPTION OF PROPERTY           Lot 69, Section 9
WEST WINDSOR TOWNSHIP
MERCER COUNTY, NEW JERSEY


All that certain lot, tract or parcel of land situate, lying and being in the Township of West Windsor, County of Mercer, and State of New Jersey, and being more particularly bounded and described as follows:

BEGINNING at a point in the southwesterly line of Alexander Road (now or about to become 40" half right-of-way), said point being distant 444.37 feet measured on a bearing South 44 degrees 40' 00" East from a monument set at the intersection of said southwesterly line of Alexander Road with the southerly line of the jughandle connecting said line of Alexander Road with the southeasterly line of Brunswick Pike (U.S. Route 1) (100' right-of-way), said point of beginning being the most easterly corner of Lot 68, Section 9 (all lot identification as per West Windsor Township Tax Atlas Data), lands now or formerly of Carnegie Center Associates, and from said point of beginning running, thence -

1) South 44 degrees 40' 00" East, 447.90 feet along the aforementioned southwesterly line of Alexander Road to a monument now or about to be set at the most northerly corner of Lot 21, Section 9, lands now or formerly of Walter R. Higgins, thence -

2) South 42 degrees 59' 55" West, 957.43 feet along the northwesterly line of Lot 21 and beyond, along the northwesterly line of Lot 64, Section 9, lands now or formerly of Princeton Applied Research Corporation, to a point, said point being the northeasterly corner of Lot 70, Section 9, other lands now or formerly of Carnegie Center Associates, thence -

3) North 47 degrees 15' 05" West, 443.27 feet along the northeasterly line of said Lot 70 to a point, said point being the most southerly corner of the aforementioned Lot 68, thence -

4) North 42 degrees 44' 55" East, 977.62 feet along the southeasterly line of said Lot 68 to a point and place of Beginning.

         Containing 430,916 square feet or 9.892 acres of land more or less.

                                   EXHIBIT "B"
                                   -----------
                           COMMENCEMENT DATE AGREEMENT
                           ---------------------------

         THIS AGREEMENT made the 14 day of January, 1992, by and between Keller Carnegie Associates (Landlord) and Thomas Group, Inc. (Tenant).

                                   WITNESSETH:
                                   -----------

         WHEREAS, Landlord and Tenant entered into a Lease dated January 14, 1992 setting forth the terms of occupancy by Tenant a portion of a building located at 103 Carnegie Center, Princeton, New Jersey 08540; and

         WHEREAS, the Lease is for a term of ten (10) years with the "Commencement Date" of the term being defined in Section 2.01 of the Lease; and

         WHEREAS, it has been determined in accordance with the provisions of
Section 2.01 that March 15, 1992 is the Commencement date of the initial term of the Lease.

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter set forth, it is agreed:

         1. The Commencement Date of the term of the Lease is March 15, 1992 and the termination date thereof is March 31, 2002.

         2. This agreement is executed by the parties for the purpose of providing a record of the commencement and termination dates of the term of the Lease.

         IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first above written.

ATTEST:                                       Thomas Group, Inc.
                                              (TENANT)

  /s/ Signature Illegible                     By:  /s/ Signature Illegible
                                              Title) VICE PRESIDENT, C.F.O.

                                   EXHIBIT "D"
                                   -----------
                               RULES & REGULATIONS
                               -------------------

1. The sidewalks, lobbies, halls, passages, elevators and stairways shall not be obstructed by any of the tenants, nor used by them for any other purpose than for ingress and egress to and from their respective offices, nor shall they be used as a waiting or lounging place for tenants' employees, or those having business with tenants. The halls, passages, elevators and stairways are not for the use of the general public, and Landlord retains in all cases the right to control and prevent access to any part of said building of all persons whose presence, in the judgment of Landlord of Landlord's employees, may be prejudicial to the safety, character, reputation or interests of the building and its tenants. In case of invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the building during the continuance of same by closing the doors or otherwise, for the safety of tenants and the protection of property in said building. During other than business hours, access to the Building may also be refused, unless the person seeking admission is identified and the production of a key to such premises may in addition be required. Landlord shall in no case be liable in damages for the admission or exclusion of any person from said building. No tenant and no employees or invitees of tenant shall go upon the roof of building.

2. The floors, walls, partitions, skylights, windows, doors and transoms that reflect or admit light into passageways or into any place in said Building shall not be covered or obstructed by any of the tenants; provided, however, that tenants may install curtains or draperies on the windows. The toilet-rooms, sinks and other water apparatus shall not be used for any purpose other than those for which they were constructed and no sweepings, rubbish, rags, ashes, chemicals or refuse shall be thrown or placed therein. The cost of any damage resulting from such misuses or abuse shall be borne and immediately paid by tenant by whom, or by whose employees, it shall have been caused.

3. Nothing shall be placed by tenants or their employees on the outside of the building.

4. No sign, placard, picture, advertisement, notice or name, temporary or permanent, shall be inscribed, displayed, printed, painted or affixed on or to any part of the outside or inside of said building without written consent of Landlord and in such character, color, size and material and place as designated by Landlord. Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice with notice to and at the expense of tenant. All approved signs or letters on doors shall be printed, painted, affixed or inscribed at the expense of tenant by a person approved by the Landlord.

5. Tenant shall see that the doors of the premises are closed and securely locked before leaving the building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before tenant or tenant's employees leave the building, and that all electricity shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness, tenant shall make good all injuries sustained by other tenants or occupants of the building or Landlord.

6. Tenants, their employees or others, shall not make or commit any improper noises or disturbances of any kind in the building, nor smoke in the elevators, mark or defile the elevators, bathrooms or the walls, windows, doors or any part of the building, nor interfere in any way with other tenants, or those having business in the building. Tenants shall be liable for all damage to the building done by their employees.

7. No tenant shall sweep or throw, or permit to be swept or thrown, from the premises any dirt or other substance into any of the corridors or halls, elevators or stairways of the building, or into any of the light-shafts or ventilators thereof.

8. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the building, or permit or suffer the building to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the premises or the building, except for laboratory purposes.

9. If the tenants desire to introduce signalling, telegraphic, telephonic or other wires and instruments, Landlord will direct the electricians as to where and how the same are to be placed; and, without such direction, no placing, boring or cutting for wires will be permitted. Landlord retains, in all cases, the right to require the placing and using of such electrical protecting devices to prevent the transmission of excessive currents of electricity into or through the building, to require the changing of wires and of their placing and arrangement underground, or otherwise, as Landlord may direct, and further to require compliance on the part of all using or seeking access to such wires with such rules as Landlord may establish relating thereto; and, in the event of non-compliance by tenants or by those furnishing service by or using such wires, or by others with the directions, requirements or rules, Landlord shall have the right to immediately cut, displace and prevent the use of such wires. Notice requiring such changing of wires and their replacing and rearrangement given by Landlord to any company or individual furnishing service, by means of such wires to any tenant, shall be regarded as notice to such tenants and shall take effect immediately. All wires used by tenants must be clearly tagged at the distributing boards and junction boxes and elsewhere in the building with the number of the office to which said wires lead and the purpose for which said wires respectively are used, together with the name of the company operating same.

10. A directory in a conspicuous place on the first floor, with the names of tenants, will be provided by Landlord.

11. No varnish, stain, paint, linoleum, oilcloth, rubber or other air-tight covering shall be laid or put upon the floors; nor shall articles be fastened to, or holes drilled, or nails or screws driven into walls, doors or partitions; nor shall the walls, doors or partitions be painted, papered, or otherwise covered or in any way marked or broken; nor shall machinery of any kind be operated on the premises; nor shall any tenant use any other method of heating than that provided by Landlord; without the written consent of the Landlord, which consent shall not be unreasonably withheld. Tenant shall not use or keep in the building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

12. The delivery of materials and other supplies to tenants in the building will be permitted only under the direction, control and supervision of the Landlord. No furniture, freight or equipment of any kind shall be brought into the building without the consent of Landlord, and all moving of the same into or out of the building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes, files and other heavy equipment brought into the building, and also the times and manner of moving the same in and out of the building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of, or damage to, any such property from any cause, and all damage done to the building by moving or maintaining such property shall be repaired at the expense of the tenant. No furniture, packages, supplies, equipment or merchandise shall be received in the building, or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by the Landlord.

13. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the premises unless otherwise agreed to by Landlord. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of tenants' carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in nowise be responsible to tenant for any loss of property on the premises, however occurring, or for any damage done to the effects of tenant by the janitor or any other employee or person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work, and shall not include cleaning of carpets or rugs, except normal vacuuming or moving of furniture or other special services.

14. No vending machine or machines of any description shall be installed, maintained or operated upon the premises without the written consent of the Landlord.

15. Without the written consent of Landlord, tenant shall not use the name of the building in connection with, or in promoting or advertising the business of tenant, except as tenant's address.

16. The word "building" as used herein means the building of which the premises are a part.

17. Tenant shall not install coathooks or other similar devices on the doors of his premises.

18. Tenant shall provide chair pads for all desk chairs of the swivel-base type that are used on carpeted areas.

19. The use of rooms as sleeping apartments is prohibited.

20. All entrance doors leading from the hallways are to be kept closed at all times.

21. For the protection of tenants, the Landlord reserves the right to refuse admittance to the building between the hours of 6:00 p.m. and 8:00 a.m., Monday through Friday, and from 1:00 p.m. Saturday to 8:00 a.m. Monday to any person not producing both a key to such tenant's office or suite and proper identification.

22. The following keys will be provided:

         a. One building entrance key for each 1,500 sq. ft. of rentable space in the Premises.

         b. One entrance key to the tenant space for each 1,500 sq. ft. of rentable space in the Premises.

         c. Two keys for each passage lock within the Premises.

         d. One master key for the Premises.

         Additional keys may be purchased at cost. No locks are to be changed, added or re-keyed except by Landlord. All keys must be signed for and returned when the Premises are vacated. Should a key be lost or stolen, tenant will pay for re-keying locks and reissuing keys.

23. The above rules and regulations, or any further rules and regulations, are for the exclusive benefit of and enforceable only by Landlord herein, and they shall not inure to the benefit of tenant herein as against other tenants, or in favor of other tenants as against tenant herein; nor does Landlord warrant to enforce them against other tenants; provided, however, that Landlord, in any enforcement of said rules and regulations, shall enforce them uniformly as to all tenants in the building.

                                   EXHIBIT "E"
                                   -----------
                                CLEANING SERVICES
                                -----------------
CLEANING
--------
Cleaning Services provided five (5) days per week unless otherwise specified.

Cleaning hours Monday through Friday, between 6:00 p.m. and before 8:00 a.m. of the following day.

On the last day of the week, the work will be done after 6:00 p.m. Friday, but before 8:00 a.m. Monday.

No cleaning on holidays.

OFFICE AREA
-----------
Furniture and fixtures within reach will be dusted and desk tops will be wiped clean.Ash trays to be emptied and cleaned. Window sills and baseboards to be dusted an washed when necessary.
Office wastepaper baskets will be emptied nightly.

Cartons or refuse in excess of that which can be placed in wastebaskets will not be removed. Tenants are required to place such unusual refuse in trash cans.

Cleaner will not remove or clean tea or coffee cups or similar containers: also, if such liquids are spilled in wastebaskets, the wastebaskets will be emptied but not otherwise cleaned.

Hard floors will be swept daily and washed and waxed monthly.

Carpets will be vacuumed nightly.

Wipe clean all glass, brass and other bright work weekly.

Dust all pictures, charts, wall hangings monthly that are not reached in nightly cleaning.

Dust all vertical surfaces to include doors, bucks and partitions monthly,

Dust all ventilating louvers and other such installations monthly.

Lavatories
----------
All lavatory floors to be swept and washed with disinfectant nightly. Tile walls and dividing partitions to be washed and disinfected weekly. Basins, bowls, urinals to be washed and disinfected daily.

Mirrors, shelves, plumbing work, bright work, and enamel surfaces cleaned nightly.

Waste receptacles will be emptied and cleaned and wash dispensaries to be filled with appropriate tissues, towels, soap nightly.

Main Lobby Elevators, Building Exterior and Corridors
-----------------------------------------------------
Wipe and wash all floors in Main Lobby nightly.
Wipe and/or vacuum elevator floors nightly.
Polish floors weekly in elevator.

                                   EXHIBIT "F"
                                   -----------

                             LEGAL HOLIDAY SCHEDULE
                             ----------------------

                                 New Year's Day
                                  Memorial Day
                                Independence Day
                                    Labor Day
                                Thanksgiving Day
                                  Christmas Day